                                                                    EXHIBIT 10.7


                             Dated 10 September 1997

                          PEPTIDE THERAPEUTICS LIMITED

                                      -and-

                        UNIVERSITY OF MARYLAND, BALTIMORE

                                      -and-

                                   MEDEVA PLC


         --------------------------------------------------------------
         --------------------------------------------------------------

                       ASSIGNMENT AND VARIATION AGREEMENT

         --------------------------------------------------------------
         --------------------------------------------------------------

THIS ASSIGNMENT AND VARIATION AGREEMENT is made on this 10th day of September, 1997, (the "Effective Date") ("Agreement")

BY:

(1) PEPTIDE THERAPEUTICS LIMITED a company incorporated in England and Wales (No. 2774777) whose registered office address is at 321 Cambridge Science Park, Milton Road, Cambridge, CB4 4WG England ("Peptide"); and

(2) UNIVERSITY OF MARYLAND, BALTIMORE of 515 W. Lombard Street, Baltimore, Maryland 21201, USA (the "University") formerly named UNIVERSITY OF MARYLAND AT BALTIMORE; and

(3) MEDEVA PLC (No. 2086530) whose registered office address is at 10 St. James's Street, London SW1A 1EF England ("Medeva").

WHEREAS

(A) In January 1991, Medeva and its affiliates acquired the exclusive rights to use technology developed at the Wellcome Research Laboratories, Beckenham, Kent in the field of attenuated mutants of Salmonella typhi for human vaccines. These rights were licensed to Peptide by an agreement dated 30 January 1997 ("Peptide Agreement").

(B) The University has the exclusive rights to use technology developed at its Center for Vaccine Development ("CVD") in the field of []*

(C) By an Agreement of 20 September 1994 made between the University and Medeva, University and Medeva agreed to collaborate in the further development of []* ("The Principal Agreement").

(D) In or around May 1995, Medeva terminated the "Project" (as that term is defined under the Principal Agreement) and the Principal Agreement fell dormant.

(E) The parties have now agreed that Peptide take an assignment from Medeva of the Principal Agreement on the terms and conditions and with the modifications to the Principal Agreement and its schedules set out below.

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

IT IS AGREED as follows:

1     ASSIGNMENT OF THE PRINCIPAL AGREEMENT

1.1 In consideration of Peptide agreement to assume all the obligations and liabilities of Medeva under the Principal Agreement from the Effective Date, Medeva hereby assigns and Peptide hereby accepts the assignment of the Principal Agreement on the terms herein (the "Assignment").

1.2 In consideration of (a) Peptide agreeing to accept the terms and conditions of the Principal Agreement from the Effective Date and (b) Medeva and Peptide accepting the terms and conditions of this Agreement, the University hereby consents to the Assignment without further recourse against Medeva for any reason whatsoever, []*

1.3 With effect from the effective Date all contractual rights and obligations under the Principal Agreement shall be enforceable exclusively between the University and Peptide as fully as if Peptide had been an original party to the Principal Agreement in place of Medeva from the Effective Date save only that

          1.3.1   the Principal Agreement shall be varied as set out in clause 2

          1.3.2 for the avoidance of doubt it is accepted by University the Termination of the Project by Medeva was valid and University has no claim against Medeva in relation to its work under the Project. Further, such termination of the Project by Medeva shall have no effect upon the new project to be commenced by Peptide with Medeva following the Effective Date.

2.   VARIATIONS TO PRINCIPAL AGREEMENT

2.1 The main body of the Principal Agreement shall be varied as from the Effective Date as follows:

     2.1.1.    The Recitals shall be deleted;

     2.1.2 The definition for "Project Coordinator" shall be changed as follows:

               "Project Coordinator" means in the case of Peptide, Dr P Bedford, and in the case of the University, Dr. M. Levine; or such other person as a party may substitute from time to time by written notice to the other party.

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

     2.1.3 By this Agreement Medeva transfers to Peptide all rights assigned or licensed to it under the Principal Agreement for the []* Medeva's rights in such strains have been transferred from Medeva to Peptide under the terms of this Principal Agreement and this Assignment and Variation of Agreement. Medeva as a result of the transfer of its rights in []* will have no further right to use* them except under a separate executed agreement between University and Medeva or under licence from Peptide in respect of arrangements entered into under the Peptide Agreement.

2.2 The Schedules to the Principal Agreement shall be varied as from the Effective Date as follows:

      2.2.1. Schedule 3 shall be replaced completely by the new Schedule 3 text set out in Schedule 1 to this agreement.

3.    GENERAL

3.1 Save as set out in this Agreement, the Principal Agreement shall remaining full force and effect save that it is assigned as from the Effective Date from Medeva to Peptide.

3.2 University and Medeva agree that any Foreground Intellectual Property developed under the Principal Agreement prior to the Effective Date shall form part of the rights carried forward as Foreground Intellectual Property under the Principal Agreement as assigned to Peptide.

3.3 Medeva shall pass control of all Foreground Technical Information received from University to Peptide.

3.4 Medeva assigned to Peptide the rights granted under the Principal Agreement with respect to University Background Technology Information
      (BTI) and university Background Intellectual Property Rights (BIPR). Medeva no longer has the right to use University BTI or University BIPR save in respect of any arrangements entered into directly with University of Peptide, including under licence pursuant to the Peptide Agreement.

3.5 All licences granted by University to Medeva and by Medeva to University under the Principal Agreement terminate forthwith.

3.6   []*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

[]*

3.7 University hereby releases Medeva from any and all liability arising out of or relating to the Principal Agreement. Any liability arising from a breach of the continuing obligation referred to in clause 3.6 above shall be a liability arising under this Agreement.

3.8 Peptide will assume obligations for all the terms and conditions under the Principal Agreement, and this Agreement, specifically for clause 16 - Indemnity. Peptide's Indemnity obligations apply to actions and events occurring on or after the Effective Date.

Signed by their duly authorised representatives to be effective as of 10th September, 1997.

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

                                   SCHEDULE I
                  Variations to and Replacements of Schedules
                           to the Principal Agreement

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

SIGNED by a duly authorised officer          )
for and on behalf of                         )    /s/ N.A. Higgins
PEPTIDE THERAPEUTICS LIMITED                 )
In the presence of:-                         )
                                                      N.A. Higgins


Signature of Witness:    /s/ Paul Wallace

Name of Witness:             Paul Wallace

Address:                     11, Lisle Lane, Ely, Cambs, UK


SIGNED by a duly authorised officer          )
for and on behalf of                         )    /s/ N. A. Higgins
UNIVERSITY OF MARYLAND, BALTIMORE            )
formerly named UNIVERSITY OF MARYLAND        )        N. A. Higgins
AT BALTIMORE in the presence of:-            )


Signature of Witness:    /s/ Mary L. Leach

Name of Witness:             Mary L. Leach

Address:                     [Illegible]
                             [Illegible]
                             Baltimore, MD 21201


SIGNED by a duly authorised officer          )
for and on behalf of                         )    Wm Bogre
MEDEVA PLC                                   )
In the presence of:


Signature of Witness:    /s/ J. Murphy

Name of Witness              J. Murphy
                             Solicitor

Address:                     10 St. James's St.
                             London, SW1

      DATED                      20th September                       1994
      --------------------------------------------------------------------

                                   MEDEVA PLC

                                     -and-

                      UNIVERSITY OF MARYLAND AT BALTIMORE

      --------------------------------------------------------------------

                        BIPARTITE COLLABORATION AGREEMENT

      --------------------------------------------------------------------

                                 STRINGER SAUL
                                  Marcol House
                               293 Regent Street
                                 London W1R 7PD

                               Tel: 071-631 4048

                               TABLE OF CONTENTS


1.  DEFINITIONS AND INTERPRETATION  . . . . . . . . . . . . . . . . . . . . 1

2.  OBLIGATIONS OF THE PARTIES  . . . . . . . . . . . . . . . . . . . . . . 4

3.  MANAGEMENT OF THE TYPHOID PROJECTS  . . . . . . . . . . . . . . . . . . 6

4.  FOREGROUND TECHNICAL INFORMATION AND FOREGROUND INTELLECTUAL
    PROPERTY RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

5.  BACKGROUND TECHNICAL INFORMATION AND BACKGROUND INTELLECTUAL
    PROPERTY RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

6.  OTHER INTELLECTUAL PROPERTY INTERESTS  . . . . . . . . . . . . . . . . 15

7.  ROYALTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

8.  CONFIDENTIALITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

9.  WARRANTIES AND LIABILITIES  . . . . . . . . . . . . . . . . . . . . .  21

10. DURATION AND TERMINATION  . . . . . . . . . . . . . . . . . . . . . .  23

11. ASSIGNMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

12. LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

13. FORCE MAJEURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

14. NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

15. GENERAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

16. INDEMNITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

SCHEDULE 1(a)
Background Intellectual Property Rights of Medeva

SCHEDULE 1(b)
Background Intellectual Property Rights of University

SCHEDULE 2(a)
Background Technical Information of Medeva

SCHEDULE 2(b)
Background Technical Information of University

SCHEDULE 3
Research Programme and Budget

SCHEDULE 4(a)
Third Party Arrangements known to Medeva

SCHEDULE 4(b)
Third Party Arrangements known to University

SCHEDULE 5
Materials Release Agreement

SCHEDULE 6
Confidential Disclosure Agreement

SCHEDULE 7
Adverse conditions to be covered

                       BIPARTITE COLLABORATION AGREEMENT

THIS AGREEMENT is made the 20th day of September 1994, by and between

MEDEVA PLC of 10 St James's Street, London SW1A 1EP (hereinafter referred to as "Medeva") of the first part

AND

UNIVERSITY OF MARYLAND AT BALTIMORE of 520 W. Lombard Street, Baltimore, Maryland 21201, USA (hereinafter referred to as the "University") of the second part.

WHEREAS:

A) Medeva and its Affiliates have the exclusive rights to use technology developed at the Wellcome Research Laboratories, Beckenham, Kent, U.K. in the field of attenuated mutants of Salmonella typhi for human vaccines.

B) The University has the exclusive rights to use technology developed at its Center for Vaccine Development ("CVD") in the field of attenuated mutants of Salmonella typhi bacteria for human vaccines, and has the resources for clinical trials of human vaccines.

C) The parties now wish to collaborate in the further development of recombinant attenuated strains of Salmonella typhi for use as a single dose oral typhoid vaccine and to agree to the terms and conditions applicable to their collaboration.

NOW THEREFORE it is hereby agreed by and between the parties as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1 In this Agreement the following terms shall have the following meanings unless the context requires otherwise:

     (a) "Affiliate" means a company, partnership, or other entity which directly or indirectly controls, is controlled by or is under common control with the relevant party to this Agreement. "Control" means the ownership of more than 50% of the issued share capital or the legal power to direct or cause the direction of the general management and policies of the entity in question.

     (b) "Background Intellectual Property Rights" means Intellectual Property Rights (as hereinafter defined) to be made available by a party for use in the and for the purposes of this Agreement "Animals" means all non-human animals;

          Typhoid Project (as hereinafter defined), pursuant to clause 2.2(c) including those specified in Schedules 1(a) and 1(b) attached hereto.

     (c) "Background Technical Information" means Technical Information (as hereinafter defined) to be made available by a party for use in the Typhoid Project pursuant to clause 2.2(c) including but not limited to those specified in Schedules 2(a) and 2(b) attached hereto.

     (d) "Core Typhoid Project" means the Typhoid Project as envisaged by the research programme and budget set out in Schedule 3 hereto as amended from time to time under the provisions of clause 2.2(b).

     (e) "Field" shall mean the prevention or reduction in susceptibility to infectious disease in human beings by administration to human beings of a substance that induces immunity in human beings against such disease;

          For the avoidance of doubt Field shall exclude:-

          (i)  []*

          (ii) []*

      (f) "Foreground Intellectual Property Rights" means Intellectual
          Property Rights (as hereinafter defined) obtained, discovered, found, produced, made by or generated in the course of work on a Typhoid Project.

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

     (g) "Foreground Technical Information" means Technical Information (as hereinafter defined) obtained, discovered, found, produced, made by or generated in the course of work on a Typhoid Project.

     (h) "Intellectual Property Rights" means patents, registered designs, copyrights and trademarks and applications for any of the foregoing and any form of protection afforded by law to ideas, concepts, inventions and the right to apply for any of the foregoing.

     (i) "Know-How" means any technical data and information arising directly from or used in the course of a Typhoid Project which a party holds as non-public and is capable of being employed in respect of a Second Generation Product (as hereinafter defined) or process by which a Second Generation Product is manufactured or used.

     (j)  "Net Sales" means the aggregate sales revenue of a Second
          Generation Product (determined by gross invoice price) less all reasonable relevant discounts, credits, transportation charges, excise and other taxes and duties and with allowance made for returns and replacements. For the purposes of calculating royalties due to the University pursuant to this Agreement Net Sales shall include the amounts referred to in the final sentence of clause 5.3(b) of this Agreement.

     (k) "Project Coordinator" means in the case of Medeva, Dr S N Chatfield and in the case of the University, Dr M Levine; or such other person as a party may substitute from time to time by written notice to the other party.

     (l) "Project Management Committee" means, with respect to a Typhoid Project, a Committee consisting of both Project Coordinators.

     (m) "Proprietary Information" (sometimes referred to as "Confidential Information") shall have the meaning set forth in clause 8 of this Agreement.

     (n) "Regulatory Agency" means a government body concerned with the granting of marketing authorisation for human vaccines.

     (o) "Second Generation Product" means any oral typhoid vaccine which is derived from recombinant attenuated strains of Salmonella typhi possessing; []*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

     (p) "Technical Information" means technical information, know-how, show-how and data of any kind including but not limited to designs, drawings, techniques, processes, formulae, reports, specifications, procedures, instructions, substances and bacterial strains.

     (q) "Typhoid Project" means a research programme to develop and/or work or studies directed towards the development of a Second Generation Product.

1.2 Where appropriate, words denoting a singular number only shall include the plural and vice versa.

1.3 Reference to any statute or statutory provision or regulation includes a reference to such statute, statutory provision or regulation as from time to time amended, extended or re-enacted.

2.   OBLIGATIONS OF THE PARTIES

2.1 (a) Each party undertakes to carry out its duties as defined in Schedule 3 in accordance with the timescales and costs detailed therein, or in modifications or supplements to Schedule 3. The costs of work carried out at or under the auspices of the University as specified in
          Schedule 3, or in modifications or supplements to Schedule 3 shall be borne by Medeva.

     (b) Medeva shall have the right to monitor the clinical trials carried out at or under the auspices of the University by having representatives in attendance and shall have the right to audit (at reasonable times and at its own expense) information associated with these trials.

     (c) Medeva shall pay the University at quarterly intervals in advance one quarter of the total budget for the year in which the quarter falls. The total budget figure for the relevant year is the figure specified as "TOTAL COSTS YEAR..." on page 1 of Schedule 3 (as the same may be modified or supplemented from time to time in accordance with the provisions of clause 2.2(b)).

     (d) The provisions of 2.1(a) to (c) above shall apply mutatis mutandis to any additional or new Schedule drawn up pursuant to clause 2.3, and the work envisaged thereby.

2.2 The obligations of each party in order to carry out a Typhoid Project shall be as follows:

     (a) to communicate fully and promptly to the Project Coordinator of the other party all such Foreground Intellectual Property Rights, Foreground Technical

          Information, Background Intellectual Property Rights and Background Technical Information necessary for such other party to carry out its part of such Typhoid Project;

     (b) to comply with all reasonable requests and requirements of the Project Management Committee consistent with the research programme and the budget for such Typhoid Project and in the case of the Core Typhoid Project the research programme and budget contained in Schedule 3; Medeva shall have the right either directly or through the Project Management Committee to give its prior approval to any decision designed to initiate human clinical trials. Medeva shall be entitled to make modifications to or to supplement the research programme and budget contained in Schedule 3 provided that any changes to the budget or to the scheduling of studies arising from such modifications or supplements shall be subject to the consent of the University such consent not to be unreasonably withheld or delayed.

     (c) when the Project Management Committee decides to pursue any Second Generation Product, to contribute to such Typhoid Project Background Intellectual Property Rights and Background Technical Information which (i) such party owns, (ii) such party is not prohibited from contributing to such Typhoid Project pursuant to any written agreements such party may have with a third party that is not an Affiliate of such party, and (iii) is required for the construction, evaluation and exploitation of the Second Generation Product in question.

2.3 Where either party wishes to undertake work in relation to a Typhoid Project other than the work as currently envisaged by Schedule 3 hereto (as the same may be amended from time to time under the provisions of clause 2.2(b)), that party shall notify the other through its Project Coordinator. If the proposal is approved by both Project Coordinators a new document setting out the details of the research programme and budget for such work shall be executed as an additional Schedule to this Agreement.

2.4 In respect of the Core Typhoid Project, at least four (4) months prior to expiration of []* from the date of this Agreement, the parties shall enter into good faith negotiations to reach agreement upon a revised Schedule 3 for the []* of the Core Typhoid Project.

2.5 On the completion of each study in the course of carrying out a Typhoid Project the results of such study shall be submitted to the relevant Project Management Committee and Medeva shall have sufficient time to review such results before the parties embark on the next stage or further study within that Typhoid Project unless Medeva has specifically agreed in writing to proceed with such further work in advance of having the opportunity to review such results. Medeva shall have the right to terminate such Typhoid

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

Project by notice in writing without proceeding to carry out any further study or work or proceeding to commercialise a Second Generation Product. Medeva shall be entitled to terminate a study in progress but if it does so Medeva shall be liable, in accordance with clause 2.1(a) of this Agreement for the costs of that study which at the time of termination have been committed to and which have been or cannot avoid being incurred.

2.6 Medeva acknowledges that it has been provided by the University with the bacterial salmonella typhi strains known as []* Medeva acknowledges that the University owns Background Intellectual Property Rights in []* Such strains have been provided to Medeva under the terms of this Agreement and accordingly the agreements previously entered into covering the provision of such strains and the work carried out thereunder shall have no further force and effect upon the signing of this Agreement. All Know-How, Technical Information and Intellectual Property Rights arising from the work carried out pursuant to []* shall, for the purposes of this Agreement, constitute Foreground Technical Information and/or Foreground Intellectual Property Rights owned jointly by Medeva and the University.

2.7 The parties acknowledge that in the course of carrying out work on a Typhoid Project it may become impracticable or impossible to continue due to information indicating that the proposed Second Generation Product is not safe or efficacious. In such circumstances if appropriate amendments or variations to the research programme and budget are not agreed by the parties as soon as practicable following the availability of the relevant information, the relevant Typhoid Project shall terminate and payments to the University in accordance with the approved budget for that Typhoid Project shall cease 3 months from the date upon which the Typhoid Project is so terminated or earlier if mutually agreed.

3.   MANAGEMENT OF THE TYPHOID PROJECTS

3.1 The following provisions of this clause 3 apply to all Typhoid Projects individually.

3.2 Meetings of the Project Management Committee shall normally be held at quarterly intervals and otherwise as may be deemed necessary or desirable by the parties. Meetings shall review the progress of Typhoid Project work performed to date and objectives for the following months. No meetings shall be held unless both members of the Project Management Committee (or an authorised delegate) for that Project or work attend either by personal appearance or by teleconference call.

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

3.3  Each party shall submit to the other party:

     (a) Progress reports at least ten days prior to each Project Management Committee meeting, which shall include, but not be limited to, details of strains, materials, reagents and protocols developed during the course of such Typhoid Project work.

     (b)  Brief quarterly updates.

     (c) On completion of sufficient clinical trials to support a product licence application, a full report detailing all work carried out on such Typhoid Project and results obtained. Such reports shall be prepared to standards suitable for submission to Regulatory Agencies.

3.4 The University shall submit to Medeva annual statements of expenditure on such Typhoid Project. The form of such statements shall be approved by Medeva but in any event shall contain sufficient information to enable the items of expenditure to be compared with the various budgeted items of expenditure:

     (i) in the case of the Core Typhoid Project in Schedule 3, as the same may be modified or supplemented from time to time in accordance with the provisions of clause 2.2(b); and

     (ii) in the case of any other Typhoid Project in the additional Schedule to be executed pursuant to the provisions of clause 2.3.

3.5 At intervals of no less than 12 months, the University, at the request of Medeva shall allow Medeva or its agents reasonable access to such information as they may reasonably require to audit the University's expenditure statements for up to the preceding 3 years. Such agents, if any, shall be accountants who are familiar with financial recordkeeping practices for institutions receiving United States government grants, and shall be subject to the approval of the University, which approval shall not be unreasonably withheld or delayed. Such access shall be granted only at the University's place of business and only during the regular business hours of the University. The University undertakes to ensure that all relevant information which Medeva or its agents may reasonably require to carry out such audit is maintained at the University's place of business or is positioned there at the time of such audit. The expense of such audit shall be borne by Medeva.

4.   FOREGROUND TECHNICAL INFORMATION AND FOREGROUND INTELLECTUAL PROPERTY
     RIGHTS

4.1 Each party undertakes to monitor Foreground Technical Information with respect to Second Generation Products for material which may be eligible for Intellectual Property Rights protection and to notify promptly the other party thereof.

4.2 All Foreground Technical Information and Foreground Intellectual Property Rights shall be owned by the party or parties which first develop such Foreground Technical Information or Foreground Intellectual Property Rights.

4.3 (a) In respect of Foreground Technical Information or Foreground Intellectual Property Rights owned solely or jointly by the University, the University hereby grants or agrees to grant to Medeva a worldwide, royalty-bearing (in accordance with the provisions of clause 7), irrevocable (subject to the provisions of clause 10) licence to use such Foreground Technical Information and Foreground Intellectual Property Rights within the Field, subject to the provisions of this clause 4 and of clause 6. Medeva shall be the University's exclusive licensee of such Foreground Technical Information and Foreground Intellectual Property Rights within the Field, subject to the provisions of this clause 4.

     (b) Medeva hereby grants or agrees to grant to the University, subject always to the University adhering to the provision of clause 9.2, a worldwide, royalty-free, irrevocable (subject to the provisions of clause 10) license to use Foreground Technical Information and Foreground Intellectual Property Rights which Medeva owns exclusively or jointly with the University for the sole purpose of education and academic research but not for any work done for the benefit of an organisation which has an interest in commercially exploiting or authorising the commercial exploitation of such work.

     (c) Such licences shall take effect as of the date that the relevant Foreground Technical Information or Foreground Intellectual Property Rights shall come into existence.

4.4 Initial Patent Protection will be sought on all Foreground Intellectual Property Rights unless Medeva considers that initial patent protection should not be sought, in which case the provisions of clause 4.6(a) shall apply. The procedure for obtaining initial patent protection for Foreground Intellectual Property Rights, up to and including UK and US priority applications, shall be implemented by the Project Management Committee for the relevant Typhoid Project. Such Project Management Committee may appoint either the patent department of Medeva or an independent chartered patent agent or patent attorney to undertake any such work under the instructions of such Project Management Committee. For Foreground Intellectual Property Rights owned exclusively or jointly by the University, the University shall have the right to approve such patent agent or patent attorney such approval not to be withheld or delayed. Where necessary the parties shall jointly or severally execute any power of attorney or other document to enable such patent agent or patent attorney to perform its duties hereunder efficiently. If the relevant Project Management Committee shall take such steps to obtain initial patent protection the costs of obtaining such protection, including the costs of the first filing, shall be borne by Medeva.

4.5 (a) All costs, charges and expenses incidental to or consequent upon any form of legal action concerning the prosecution and/or defence of the Foreground Intellectual Property Rights including proceedings for the revocation of any Foreground Intellectual Property Rights or for the grant of a compulsory licence thereunder shall be borne and paid by Medeva.

     (b) If Medeva decides to commence any proceedings (including counterclaims and actions for declaratory judgment) in respect of alleged infringement of any of the Foreground Intellectual Property Rights, all costs, charges and expenses incidental to or consequent upon such proceedings shall be borne and paid by Medeva, the right to direct and settle such proceedings shall belong to Medeva and all damages and other sums recovered in such proceedings and any other benefit of the judgment and order therein shall belong to Medeva.

     (c) The University agrees that Medeva shall have the right to use the University's name in any proceeding brought by Medeva pursuant to clause 4.5(a) and (b) so that such proceeding may be conducted by Medeva in the name of the University if appropriate. Medeva shall notify the University prior to the use of the University's name in any proceeding pursuant to this clause 4.5(c). The University further agrees to sign such documents and do whatever may be necessary and advisable to further the conduct of such proceeding in the name of Medeva and/or the University.

     (d) If Medeva commences a proceeding in the name of the University pursuant to clause 4.5(c) and the University is subsequently countersued in such proceeding or if the University is sued by original action relating or arising from Medeva's use of the Foreground Intellectual Property Rights, Medeva at its cost shall defend the University and its Regents, officers, employees and agents in such countersuit and shall indemnify the University and its Regents, officers employees and agents against any and all losses incurred by them as a result of such countersuit.

4.6 (a) In the event that Medeva chooses not to pursue patent protection in the US Patent Office, European Patent Office or Japanese Patent Office for any Foreground Intellectual Property Right owned exclusively or jointly by the University, within six months of its receipt of notice from the University regarding the existence of such Foreground Intellectual Property

          Right, Medeva shall notify the University of its decision, and the University may thereafter elect to pursue protection for such Foreground Intellectual Property Rights in such Patent Offices at its own expense and, in such circumstances, clauses 4.5(a) and (b) shall not apply. Where, in the circumstances referred to above, the University obtains a granted patent the provisions of clause 4.6(c) below shall apply.

     (b) If Medeva pursues protection efforts in any country with respect to any Foreground Intellectual Property Rights owned exclusively or jointly by the University, and thereafter chooses to abandon such protection efforts in that country, it shall notify the University of its decision, and the University may thereafter elect to pursue protection in such Patent Office for such Foreground Intellectual Property Rights at its own expense and, in such circumstances, clauses 4.5(a) and (b) shall not apply. Where, in the circumstances referred to above, the University obtains a granted patent the provisions of clause 4.6(c) below shall apply.

     (c) Where in the circumstances referred to in 4.6(a) and (b) above, the University is successful in obtaining a granted patent as a consequence of Medeva choosing not to pursue such patent protection or abandoning its efforts to obtain such protection, the University shall notify Medeva in writing that such a patent has been granted and that such notification is made under this clause 4.6(c). Within ninety (90) days of notification under this clause 4.6(c), Medeva may choose to reimburse the University its reasonable costs of obtaining such granted patent and the Intellectual Property Rights covered under such granted patent will be part of this Agreement. If Medeva chooses not to reimburse the University its reasonable costs of obtaining such granted patent within such ninety (90) day period, Medeva shall have no ownership right in such patent(s) and the University shall be entitled to licence such patent rights to other entities which are not parties to this Agreement, subject to the provisions of clause 6 of this Agreement. In such circumstances clauses 4.5(a) and (b) shall not apply.

4.7 Each party shall have the right to review and comment upon any applications filed for Foreground Intellectual Property Rights prior to filing; provided, however, that the Project Management Committee may approve the filing of an application for Foreground Intellectual Property Rights prior to the receipt of comments from each party (but subsequent to giving notice to each party of such intent to file and providing each party with a draft of the proposed filing) if the Project Management Committee reasonably deems that such filing is necessary to prevent the loss of rights with respect to the subject matter of such filing to non-parties to this Agreement. Each party shall cooperate with the other with respect to preparation of applications and further pursuit of Foreground Intellectual Property Rights.

4.8   (a)   Medeva as exclusive or joint owner of any foreground Technical
            Information or Foreground Intellectual Property Rights shall be entitled, at any time, to use the same for its own profit without accounting to the University (except for the payment of royalties due pursuant to this Agreement), and shall have the right to assign or licence such Foreground Technical Information or Foreground
            Intellectual property Rights. Medeva shall notify the University as soon as practicable following any such assignment and/or granting of any licence of the fact that such assignment or licence has been entered into and the identity of the assignee or licensee.

      (b) Medeva as licensee of any Foreground Technical Information or Foreground Intellectual Property Rights shall be entitled, at any time, to use the same subject always to the provisions of this Agreement. Medeva may make use of the Foreground Technical Information for its own profit without accounting to the University (except for the payment of royalties due pursuant to this Agreement) but subject to the provisions of this clause 4, and Medeva shall have the right to assign its interest or grant sub-licenses to such Foreground Technical Information. Medeva shall notify the University as soon as practicable following any such assignment and/or granting of any sub-licence of the fact that such assignment or sub-licence has been entered into and the identity of the assignee or sub-licensee.

      (c) If Medeva sub-licenses or assigns its interest in any Foreground Technical Information or Foreground Intellectual Property Rights it shall ensure that any sub-licensee or assignee agrees to be bound by the terms and conditions of this Agreement, and shall ensure that any such sub-licence or assignment is granted or made on terms consistent in all respects with the terms and conditions of this Agreement and any act or omission by any sub-licensee or assignee which would, if done or omitted to be done by Medeva, be a breach of this Agreement shall be deemed to be a breach of this Agreement by Medeva.

5     BACKGROUND TECHNICAL INFORMATION AND
      BACKGROUND INTELLECTUAL PROPERTY RIGHTS

5.1   (a)   Subject to the provisions of this clause 5 and of clause 4, clause
            6, and of clause 7, the University hereby grants to Medeva within the Field the following rights with respect to Background Technical Information and Background Intellectual Property owned exclusively or jointly by the University:

            (i) An exclusive worldwide licence under Background Intellectual Property Rights, Background Technical Information and Know-How to make, have made, use, lease, and sell (including the right to assign and sub-licence) []*

            (ii) An exclusive worldwide licence under Background Intellectual Property Rights, Background Technical Information and Know-How to make, have made, use, lease and sell including the right to assign and sub-licence) []*

            (iii) A non-exclusive worldwide licence under Background
                  Intellectual Property Rights, Background Technical Information and Know-How to make, have made, use, lease, and sell (including the right to assign and sub-licence) []*

            (iv) An exclusive, worldwide, royalty-bearing (in accordance with clause 7), irrevocable (subject to the provisions of clause
                  10) licence under Background Intellectual Property Rights to make, use and sell products within the Field.

            []*

      (b) Licences of the University's Background Technical Information and Background Intellectual Property

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

            Rights to Medeva shall take effect as of the date that the University becomes obligated to contribute such Background Technical Information and/or Background Intellectual Property Rights to the relevant typhoid Project.

5.2   (a)   Medeva shall have a right to file in the name of the University applications for patents, inventor's certificates and other property rights in the United States and foreign countries relating to the University's Background Technical Information and Background
            Intellectual Property Rights relevant to that Typhoid Project and any improvements, modifications and variations thereto, including but not limited to the right to file, register, prosecute and maintain patents and patent applications. The University will cooperate and execute all documents in connection with the filing and/or prosecution of said applications. Medeva will reimburse to the University its reasonable costs and expenses of such co-operation.

      (b) With respect to the University's Background Technical Information and Background Intellectual Property Rights the provisions of clause 5.2(a) above shall be exercised by Medeva by providing to and/or consulting with the University in respect of its exercise of such rights and allowing the University to submit the relevant applications for patents and other matters referred to above to the relevant patent attorneys and where necessary Medeva shall request the University to engage the patent attorneys and/or agents referred to in clause 5.2(c) below subject to Medeva bearing the reasonable costs thereof. If at any time the University shall fail to deal in a reasonable and expeditious manner with the submission for and prosecution and maintenance of such rights Medeva shall have the right to deal with all such matters directly itself.

      (c) Medeva shall engage patent attorneys and/or agents to prosecute such applications, and Medeva shall. pay the legal expenses and governmental fees including maintenance fees. The University shall have the right to approve such patent attorneys and/or agents, such approval not to be unreasonably withheld or delayed. Medeva shall have exclusive control of the prosecution of all such applications, including discretion as to the amendment of claims, appeal of final rejections, and abandonment of any application. In the event that Medeva chooses to abandon any such application, it will notify the University of its decision to abandon, and the University may thereafter elect to continue prosecution of said application at its own expense. Medeva will notify the University at least 90 days before discontinuing support of any application and will pay all expenses or fees accrued in connection with the application until the expiration of said notice.

      (d) Medeva shall keep the university informed as to the status of the applications which it has filed and will provide the University with copies of all patent applications, office actions and materials relevant to the applications.

5.3   (a)   Medeva shall have the right, at its own expense, to enforce patents and other property rights against persons infringing the University's Background Technical Information or Background
            Intellectual Property Rights in any country. The University agrees that Medeva shall have the right to use the University's name in any such action, suit, or proceeding so that such action, suit, or proceeding may be conducted by Medeva in the name of the University if appropriate. The University further agrees to sign such documents and do whatever may be necessary and advisable to further the conduct of such action, suit, or proceeding in the name of Medeva and/or the University.

      (b) If Medeva commences any proceedings (including counterclaims and actions for declaratory judgment) in respect of any alleged infringement of any of the University's Background Technical Information or Background Intellectual Property Rights, all costs, charges and expenses incidental to or consequent upon such proceedings shall be borne and paid by Medeva, the right to direct and settle such proceedings shall belong to Medeva and all damages and other sums recovered in such proceedings and any other benefit of the judgment and order therein shall belong to Medeva. In calculating any royalties due to the University pursuant to clause 7 of this Agreement, Net Sales shall include any damages received in lieu of sales revenues (after deduction of all reasonable costs, charges, and expenses incidental to or consequent upon the recovery of such damages and the proceedings relating thereto) which may be received by or distributed to Medeva pursuant to this clause 5.3(b), and clause 4.5(b) and 5.3(a).

      (c) Medeva shall also have the right, at its own expense, to defend (including, at its discretion, the taking of appeals) any action, suit, or proceeding instituted against the University and/or Medeva based on any claim that practice of the University's Background Technical Information or Background Intellectual Property Rights constitutes an infringement of any letters patent or other rights of any other person.

      (d) If Medeva commences a proceeding in the name of the University pursuant to clause 5.3(a) or 5.3(b) and the University is subsequently countersued in such proceeding or if the University is sued by original action with respect to Medeva's use of University Background Technical Information or Background Intellectual Property Rights, Medeva shall defend the University and its Regents, officers, employees and agents in such countersuit and shall indemnify the University and its Regents, officers, employees and agents against any and all losses incurred by them as a result of such countersuit.

6.    OTHER INTELLECTUAL PROPERTY INTERESTS

6.1 Subject, to all other provisions of this Agreement, Medeva hereby grants to the University a licence to use Background Technical Information and Background Intellectual Property Rights belonging to Medeva for the sole purpose of education and academic research (which shall not include any work done for the benefit of an organisation which has an interest in commercially exploiting or authorising the commercial exploitation of such work).

6.2 In respect of licenses granted by or to one party under technical Information or Intellectual Property Rights pursuant to this Agreement the other party shall at the request and cost of that party execute and do all such deeds, acts, matters and things as are requisite for securing official registration or recordation of such licences in any jurisdiction where such registration or recordation is desired by that party.

6.3 Medeva represents and warrants to the University that the royalty arrangements described in Schedule 4(a) are, to the best of its knowledge and belief at the date of execution of this Agreement, the only royalty payments which may become due as a result of the sale of a Second Generation Product. The University represents and warrants to Medeva that the royalty arrangements described in Schedule 4(b) are, to the best of its knowledge and belief at the date of execution of this Agreement, the only royalty payments which may become due as a result of the sale of a Second Generation Product. Each party undertakes to inform the other party of any additional third party royalties promptly after identifying that such royalties may be applicable to a Typhoid Project or to a Second Generation Product arising from such Typhoid Project.

6.4   (a)   In the event of CVD wishing to collaborate with or undertake work on or utilising Salmonella typhi strains or antigens for any commercial entity not party to this Agreement using Background
            Technical Information, Background Intellectual Property Rights,
            Foreground Technical Information or Foreground Intellectual Property
            Rights owned exclusively by the University, the University must first offer in writing to Medeva the right of first refusal to perform such collaboration or undertake such work with the University in lieu of such third party commercial entity, upon terms and conditions that are the same in all material respects as those offered by the University to such entity. Medeva shall have the right to participate in and fund all or part of the work proposed pursuant to this clause 6.4(a). In the event that Medeva decides not to participate within 90 days of its receipt of such written offer the University shall be entitled to proceed with such collaboration or undertake such work with the third party commercial entity upon terms and conditions that are the same in all material respects as those contained in the written offer to Medeva, provided that Medeva shall be entitled to such royalties and/or payments as may be fair and reasonable under the circumstances. If Medeva makes no response within said 90 days it shall be assumed that Medeva does not wish to so participate provided that Medeva has been notified that the relevant written offer is made by the University under this clause
            6.4(a).

      (b) In the event of the University wishing to collaborate with or undertake work on or utilising (i) Salmonella typhi strains or antigens used in a Typhoid Project using Background Technical Information, Background Intellectual Property Rights, or (ii) Salmonella typhi strains or antigens whether or not used in a Typhoid Project using Foreground Technical Information or Foreground Intellectual Property Rights; in both cases owned jointly by the University and Medeva for any commercial entity not a party to this Agreement the University must first obtain the written consent of Medeva. Moreover, the University shall offer in writing to Medeva the right of first refusal to perform such collaboration or undertake such work with the University in lieu of such third party commercial entity, upon terms and conditions that are the same in all material respects as those offered by the University to such entity. Medeva shall have the right to participate in and fund all or part of the work proposed pursuant to this clause 6.4(b). Medeva shall have 90 days from its receipt of the University's written offer to notify the University (i) whether it wishes to participate in the collaboration or work and/or (ii) whether or not it consents to the University undertaking the collaboration or work with such commercial entity not party to this Agreement. In the event that Medeva decides not to participate but gives its written consent, then as a term of such consent; Medeva shall be entitled to such royalties and/or payments as may be fair and reasonable under the circumstances. If Medeva makes no response within said 90 days its consent shall be assumed provided that Medeva has been notified that the written offer is made under this clause 6.4(b).

      (c) No such rights to collaborate or undertake work are available to the University in respect of any Foreground or Background Technical Information or

            Foreground or Background Intellectual Property Rights in which the University does not have an ownership interest.

6.5 Following execution of this Agreement any bacterial strains or other materials (excluding products intended for use by customers of Medeva) covered by this Agreement shall only be released to third parties under a Materials Release Agreement the form of which shall be as that appended as schedule 5 of this Agreement. Provided, however, that the University may modify the form of the Materials Release Agreement as required by policies of third parties which are academic institutions if the third parties agree to make absolutely no commercial or non-academic use of the materials without the prior consent of both parties to this Agreement. Each party shall, promptly upon releasing any materials covered by this Agreement, send to the other party a copy of the Materials Release Agreement executed by the recipient of such materials.

6.6   (a)   Medeva recognises that it is the policy of the University that the results (including Technical Information and related Intellectual
            Property Rights) of the work of the University employees and students engaged in the Project ("the Researchers") must be publishable. Medeva agrees that Researchers shall be permitted to present at symposia and national or regional professional meetings, and to publish in journals, theses, dissertations, and otherwise, the methods and results of work carried out by the Researchers in respect of the Typhoid Project.

      (b) Medeva shall be furnished with accurate and complete copies of any proposed publication or transcript of any proposed presentation at least sixty (60) days in advance of the submission of such proposed publication or presentation to a journal, editor, or other third party or in the case of an oral presentation at least sixty (60) days prior to the date of such presentation. Medeva shall have forty-five (45) days after receipt of said copies to object to such proposed presentation or publication either because there is patentable subject matter which needs protection and/or there is confidential information of Medeva contained in the proposed publication or presentation.

      (c) Any confidential information of Medeva identified by Medeva shall be deleted from the proposed publication or presentation unless Medeva consents to its inclusion (such consent not to be unreasonably withheld) or unless Medeva agrees to treat the confidential information as patentable information, as set forth in the following paragraph.

      (d) In the event that Medeva objects to a Researcher's publication or presentation due to the proposed disclosure of patentable information, the Researcher shall refrain from making any publication or presentation including that patentable information for (a) one year from date of receipt of the objection, if the patentable information was developed by Medeva, or (b) ninety days from date of receipt of the objection, if the patentable information was developed by Researchers solely or in collaboration with personnel of Medeva. The delay in publication or presentation is to permit Medeva to file patent application(s) with the US Patent and Trademark Office, UK and/or other patent office(s) directed to the patentable subject matter contained in the proposed publication or presentation.

      (e) Following publication by Researcher(s) or the University, Medeva shall have the right to freely publish, reproduce, and use any such publication subject to the terms and conditions set forth herein, and subject to any copyright interest of entities that are not parties to this Agreement.

7.    ROYALTIES

7.1. The University shall be entitled to fair and reasonable payments from Medeva in respect of its commercialisation of Second Generation Products and/or its commercial use or licensing of Background Technical Information, Background Intellectual Property, Foreground Technical Information and Foreground Intellectual Property Rights of the University. Such payments shall be determined on a royalty basis of []* of Net Sales in the relevant jurisdictions.

7.2 Payments made to the University under this clause 7 shall be payable, based on Net Sales in each country in which royalty payments are due, from the commencement of commercial exploitation (defined as the sale of []* for purposes other than clinical or regulatory testing uses) in that country of the Second Generation Product or product as defined in paragraph 5.1(a)(iv) (in this clause 'product') in question:

      (a) where the product is subject to Foreground or Background Intellectual Property Rights in the form of patent claim(s) which are owned by the University and licensed to Medeva until the expiry or revocation of all relevant patent claim in that country in which such patent exists; or

      (b) where the product is not covered by a patent claim(s) but is comprised of Foreground or Background Technical Information owned by the University, or of Foreground or Background Intellectual Property Rights which are owned by the University, until Background or Foreground such Technical Information has entered into the public domain, or for a period of ten years from the date of commencement of commercial exploitation (as defined above in this clause 7.2) in any country of the EEC or the USA whichever is the

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

            earlier.

7.3 Royalties shall be payable by Medeva to the University in United States dollars by cheque or by electronic funds transfer to an account designated by the University. To the extent sales may have been made by Medeva in a foreign country such royalties shall be first determined in the currency in which the sales to which the royalties relate are made and then if necessary converted to their equivalent in United States dollars. The exchange rate to be used for the purposes of conversion into United States dollars will be the most favourable rate which Medeva can reasonably obtain from its bankers from time to time and upon the day upon which funds are converted.

7.4 To the extent that statutes, laws, codes or government regulations (including currency exchange regulations) shall prevent or limit royalty payments by Medeva in any country Medeva shall render to the University annual reports of sales in respect of which royalties are earned in such country. All monies due and owing to the University as provided in such annual reports shall be deposited by Medeva in a local bank in such country in an account to be designated by the University in writing or alternatively paid to the University or deposited in its account as directed in writing by the University in any other country where such payment or deposit is lawful under such currency restrictions.

7.5 Interest shall be due on payments to the University required by any paragraph of this clause 7 that are more than thirty (30) days late, interest to accrue at the rate of []*

7.6 Royalties shall be due from Medeva with respect to Net Sales by Medeva, its Affiliates, its licensees, sub-licensees, assignees and any other party selling Second Generation Products with the direct authorisation of Medeva provided however that in respect of each individual product royalty shall only be payable once, such payment arising on the first arms length sale of such individual product.

7.7   (a)   During the term of this Agreement and for three (3) years
            thereafter Medeva shall keep and require each assignee, sub-licensee and Affiliate selling Second Generation Products by authorisation of Medeva to keep complete true and accurate records containing all particulars that may be necessary to enable royalties payable to the University hereunder to be determined and shall permit the said records to be inspected at any time during normal business hours and upon reasonable notice by an independent auditor appointed by the University for such purposes and acceptable to Medeva. Medeva shall not unreasonably withhold its acceptance of such auditor.

      (b) The auditor shall report to the University only the amount of royalty payable to the University in the period under consideration. The audit shall be at

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

            the University's expense unless the audit shows an under-payment of royalty due to the University of 10% or more for any six months royalty period (ending on either 30 June or 31 December) in the one year period preceding the audit, in which case the audit expense shall be borne by Medeva.

      (c) Within ninety (90) days from each 30 June and 31 December of each year, Medeva shall deliver to the University a report of the Total Net Sales and the calculation of royalty due to University for the six month period concerned.

      (d) With each report submitted Medeva shall pay to the University the royalties due and payable for the period covered by the report. Such reports and payments shall be sent to the University at its address set out in clause 14 or such other address that may be notified in accordance with the provisions of that clause.

8.    CONFIDENTIALITY

8.1 Any and all knowledge, know-how, show-how, practice, process or other information including Background and Foreground Technical Information, Know-How, and Intellectual Property Rights, disclosed or submitted to either party by the other or arising in the course of a Typhoid Project shall be Proprietary Information and/or Confidential Information and, subject to the provisions of clauses 6.6 and 8.5, shall be received and maintained by the receiving party, which in the case of Medeva shall include its Affiliates, in strict confidence and shall not be disclosed to any third party. Neither party shall use the other's Proprietary Information and/or Confidential Information for any purpose other than the purposes of or as contemplated by this Agreement; provided, however, that prior to any disclosure to a party's employees and in the case of the University the Researchers in the course of such use, each employee or Researcher shall be apprised of the duty to maintain in strict confidence the Proprietary Information and/or Confidential Information and not to use it for any purpose other than in accordance with this Agreement and the University shall ensure that each such Researcher shall sign a confidentiality agreement in the form attached as Schedule 6. The University's obligation to have such agreement by Researchers shall be effective upon execution of this Agreement.

8.2 Nothing contained herein will in any way restrict or impair either party's right to use, disclose, or otherwise deal with the other party's Proprietary Information and/or Confidential Information which:

      (a) at the time of its receipt is generally available in the public domain, or thereafter becomes available to the public through no act of the receiving party; or

      (b) was independently known prior to receipt thereof, or was made available to such receiving party as a matter of lawful right by a third party.

8.3 The above obligations for confidentiality shall survive termination of this Agreement for any reason whatsoever. With respect to each item of Proprietary Information and/or Confidential Information, such obligations for confidentiality shall survive until such item ceases to be confidential or 5 years from the date of termination of this Agreement, whichever is the earlier.

8.4 Each party will notify the other of any subpoena or judicial order seeking protection or discovery of the other party's Proprietary Information and/or Confidential Information.

8.5 Medeva acknowledges that the University, as a public agency, is subject to Maryland laws regarding access to public information. In general, those Laws permit the University to withhold from disclosure specific details of research projects as well as trade secrets and/or confidential commercial information received from other parties. Medeva asserts that their Proprietary Information and/or Confidential Information consists of trade secrets or confidential commercial information and the University agrees to oppose disclosure of the Proprietary Information and/or Confidential Information in the event of a public information request seeking the Proprietary Information and/or Confidential Information. The University will notify Medeva of any such requests pursuant to this clause 8.5 and will allow Medeva to participate in the opposition to the request to the extent permitted by law.

8.6 Medeva acknowledges that under University of Maryland System policy the University undertakes to use reasonable efforts to maintain the confidentiality of Proprietary Information/Confidential Information but cannot accept Liability if such efforts fail.

9.    WARRANTIES AND LIABILITIES

9.1   Each party:

      (a) undertakes to use all reasonable endeavours to ensure the accuracy of all Background and Foreground Technical information and Intellectual property Rights provided by it pursuant to this Agreement and in the event of any error therein, promptly upon being notified of the same, or of the same coming to its notice, to use all reasonable endeavours to supply the appropriate corrections;

      (b) warrants its right to disclose such Background and Foreground Technical Information and Intellectual Property Rights;

      (c) Warrants that it has full corporate power and authority to enter into this Agreement and to enter into the transactions and arrangements contemplated hereby and to perform its obligations under this Agreement in accordance with the terms contained herein; and

      (d) warrants that neither the execution of this Agreement nor the consummation of the transactions referred to or contemplated herein shall contravene the terms of that party's constitution or the terms of any third Party arrangements, that no registration, consent or approval or other action by administrative or government authority is required in connection with the execution, delivery and performance of this Agreement, and that this Agreement when executed by both parties and delivered will constitute the valid and binding obligations of such party.

9.2 The parties recognise that inventions, copyrightable works and other proprietary information sometime arise from research sponsored in whole or in part by agencies of the Federal Government. Nonetheless, the University represents and warrants to Medeva that (1) all activities pertaining to the research and basic development of []* up to the point of clinical trials in human subjects have been conducted by the University without the assistance of any direct government contract or government grant funds, and (2) []* are provided herein free from claim, encumbrances, and restrictions of any nature whatsoever by any other person, subject to any rights that the United States government may have. The University further agrees to take whatever steps are necessary to prevent rights in any Foreground Technical Information and any Foreground Intellectual Property Rights from arising in, or inuring to the benefit of, any person not a party to this Agreement, subject to any rights that the United States government may have.

9.3   (a)   Medeva represents and warrants to the University that it or its
            Affiliates owns all right, title and interest to all the Background
            Intellectual Property Rights described in Schedule 1(a). The
            University represents and warrants to Medeva that it owns all right, title and interest to all the Background Intellectual Property
            Rights described in Schedule 1(b), subject to any rights that the United States government may have in such Background Property
            Rights.

      (b) Medeva represents and warrants to the University that it or its Affiliates owns all right, title and interest to all Background Technical Information described in Schedule 2(a). The University represents and warrants to Medeva that it owns all right, title and interest to all Background Technical Information described in
            Schedule 2(b), subject to any rights that the United States government may have in such Background Technical Information.

9.4   The provisions of this clause 9 shall survive the

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

termination of this Agreement for any reason whatsoever.

10.   DURATION AND TERMINATION

10.1 This Agreement shall be deemed to have become effective as of the date that it is signed, and shall continue in respect of any Typhoid Project, subject to the provisions of this clause 10, Clause 2.5 and clause 2.7 until the completion of that Typhoid Project, as determined by unanimous vote of such Project Management Committee for that Typhoid Project, or until otherwise determined by written agreement of the parties.

10.2  (a)   If Medeva having due regard for its usual business considerations, wishes to withdraw from that Typhoid Project in addition to its rights under clause 2.5 it may do so upon written notice to the University of its termination of interest. Upon termination under this clause the provision of clause 10.4 below shall apply.

      (b) No party shall be entitled to utilise or take advantage of any right to withdraw from a Typhoid Project while such party is in "default" in respect of that Typhoid Project under clause 10.3.

10.3  In the event of either party ("the party in default");

      (a) being in material breach of its obligations under this Agreement which if capable of remedy is not remedied within 60 days of notice from the other party requiring that it be remedied, or

      (b) being or becoming bankrupt or insolvent or making any assignment for the benefit of its creditors or having a receiver, administrator, or administrative receiver or manager appointed in respect of its undertaking or any of its assets or (otherwise than as a solvent entity for the purpose of and followed by a merger or reorganisation whereunder its successors shall be fully and effectually bound by its obligations hereunder) commencing to be wound up, then, and without prejudice to any other rights or remedies of either party, the party not in default shall have the right by notice to the party in default to terminate this Agreement and the termination shall take effect (i) in relation only to the Typhoid Project or Typhoid Projects in respect of which the default occurs in the case of a material breach under 10.3(a) above; or, (ii) if the material breach relates to the Agreement as a whole or in the case of termination under clause 10.3(b) above the termination shall apply to all Typhoid Projects. In such event the following provisions of this clause 10.3 shall apply either to the relevant Typhoid Project or Typhoid Projects or to all Typhoid Projects as the case may be.

      (c) The party in default shall make available to the other party (i) any Foreground Technical Information and Foreground Intellectual Property Rights generated by the party, and (ii) any Background Technical Information and Background Intellectual Property Rights which are owned by such party in default, which are necessary for the purposes referred to in clauses 10.3(e) and (g) below and which the party in default is not prohibited from making available to the other party due to written agreements, existing as of the date of the termination notice delivered to such party pursuant to clause 10.3(a) or (b), with any third party that is not an Affiliate of such party in default;

      (d) The party in default's rights under clause 4 and clause 6 to own or utilise any Foreground Intellectual Property Rights and Foreground Technical Information shall cease;

      (e) The other party's rights under clause 4 and clause 6 to utilise any of such party in default's Foreground Intellectual Property Rights and Foreground Technical Information shall survive and remain in effect, and such rights shall remain subject to any royalty obligations and other restrictions contained in clause 4 and clause 7;

      (f) The party in default's rights under clause 5.1 or clause 6.1, as the case may be, to utilise any of the other party's Background Intellectual Property Rights and Background Technical information shall cease;

      (g) The other party's rights under clause 5.1(a) and (iv) or clause 6.1 as the case may be, to utilise any of such party in default's Background Intellectual Property Rights and Background Technical Information shall survive and remain in effect, without regard to the restrictions contained in clauses 5 and 6 (except for clause 6.4). In the event that the University is the party in default the royalty obligations in clause 7 shall be modified so that the University shall only be entitled to a royalty of 1% of Net Sales from the date of such default in respect of Net Sales in the country(ies) where the University holds a granted patent which would be infringed by the use, sale or offer to sell of the Second Generation Product concerned. In such circumstances Medeva shall be entitled to retain all royalties payable to the University (without prejudice to any other rights which Medeva may have at law or under this Agreement) up to an amount equal to the damages, losses, costs and liabilities which arise directly or indirectly as a result of the University's default.

      (h) Where the University is the party in default Medeva's rights under clauses 5.1(a)(ii) and (iii) shall continue and survive subject to the payment of royalty in accordance with the obligations in clause 7.

      (i)   The provisions of clauses 1, 2.6, 4.5(c) and (d), 5.3, 6.1, 6.4(c),
            6.6, 8, 9, 10, 11, 15.3 and 16 shall survive any such default by any of the parties.

10.4 Upon termination of this Agreement for any cause other than default under clause 10.3;

      (a) Each party participating in a Typhoid Project shall make available to the other party participating in that Typhoid Project (i) any Foreground Technical Information and Foreground Intellectual Property Rights generated by such party in the course of that Typhoid Project, and (ii) any Background Technical Information and Background Intellectual Property Rights which are owned by such party, which are necessary to exploit any Foreground Technical Information or Foreground Intellectual Property Rights generated by any of the parties in such Project, and which such party is not prohibited from making available to the other parties due to written agreements, existing as of the date of the termination, with any third party that is not an Affiliate of such party.

      (b) Each party's rights under clause 4 and clause 6 to utilise any Foreground Intellectual Property Rights and Foreground Technical Information existing as of the date of termination shall survive such termination, and such rights shall remain subject to any royalty obligations and other restrictions contained in clause 4, clause 6 and clause 7;

      (c) Each party's rights under clause 5.1 or 6.1, as the case may be, to utilise any of the other party's Background Intellectual Property Rights and Background Technical Information required to be made available hereunder to such party prior to the date of termination shall survive such termination, and such party may continue to utilise such Background Intellectual Property Rights and Background Technical Information subject to any royalty obligations and other restrictions contained in clause 4, clause 6 and clause 7; and

      (d)   The provisions of clauses 1, 2.6, 4.5(c) and (d), 5.3, 6.1, 6.4(c),
            6.6, 8, 9, 10, 11, 15.3 and 16 and this 10.4 shall survive any such termination of this Agreement.

11.   ASSIGNMENT

The University shall not assign, sub-licence, mortgage or charge any of its right, licences or obligations under this Agreement (save as expressly provided for herein), or grant rights hereunder or otherwise delegate the performance of its obligations without the prior written consent of Medeva, which consent shall not be unreasonably withheld. Medeva may, in good faith, assign its rights and the performance of its obligations and may grant sub-licences without consent subject to the limitations imposed by other clauses of this Agreement. In granting any sub-licence hereunder Medeva shall ensure that the terms upon which such sub-licences are granted contain provisions relating to the payment of royalty consistent with the provisions of clause 7 of this Agreement and Medeva shall take appropriate steps in the case of any breach of such provisions by such sub-licensees.

12.   LAW

      (a) This Agreement shall be governed by and construed in accordance with the laws of State of Maryland (U.S.A) without regard to the principles of conflicts of law, except that any issues regarding the licence by Medeva of Background Intellectual Property Rights shall be governed by English Law.

      (b) In any suit arising pursuant to or relating to this Agreement to which the University is a party, the parties to this Agreement agree that: (i) the Federal and State Courts in the State of Maryland located in Baltimore City or Baltimore County shall have personal jurisdiction over each of them; (ii) such Courts shall have jurisdiction over the subject matter of any such suit; and (iii) such Courts shall be a proper venue for any such suit.

13.   FORCE MAJEURE

The parties shall not be responsible for failure to perform any of the obligations imposed by this Agreement, provided such failure shall be occasioned by fire, flood, explosion, lightning, windstorm, earthquake, subsidence of soil, failure or destruction, in whole or in part, of machinery or equipment, or failure of supply of materials, discontinuity in the supply of power, governmental interference, civil commotion, riot, war, strikes, labour disturbance, transportation difficulties, labour shortage, death, disability, or unavailability of key research personnel, or any cause beyond the reasonable control of the parties.

The affected party shall notify the other party as soon as practicable of the occurrence of any of the above events. Both parties shall make every reasonable effort to minimise the effect of force majeure upon the performance of the Agreement.

The affected party shall notify the other party as soon as practicable of the cessation of the relevant event. If either party shall be excused from performance of any of its obligations for a continuous period of six (6) months or more then the unaffected party may terminate this Agreement by seven (7) days notice in writing provided that the relevant events continue throughout the notice period.

14    NOTICES

Any notice, claim, demand or other communication given hereunder to be effective shall be in writing and transmitted by certified mail, postage prepaid, or by carrier providing a receipt of delivery to the recipient, at the addressee stated below. Either party may notify the other in the manner set forth above at the following addresses (or such other addresses as either party may notify to the other in accordance with the provisions of this clause):

        UNIVERSITY       Maria C Freire, Ph.D.
                         Assistant Vice President for
                         Technology Development
                         UMAB
                         Fifth Floor
                         511 West Lombard Street
                         Baltimore, Maryland 21201

                         and copy by FAX to: 410-706-5035

                         copy to;     Susan Gillette
                                      Senior University Counsel
                                      Second Floor
                                      520 West Lombard Street
                                      Baltimore, Maryland 21201

                         and copy by FAX to: 410-706-7682

                         and to:      Dr Myron M Levine
                                      UMAB
                                      School of Medicine
                                      9th Floor - MSTF Building
                                      10 South Pine Street
                                      Baltimore, Maryland 21201

                         and copy by FAX to: 410-706-6205

        MEDEVA           Mr R Stephen Harris
                         Medeva International
                         Evans House
                         Regent Park
                         Leatherhead
                         Surrey KT22 7PQ

                         and copy by fax to:    (44 71 636 2306)

and shall be deemed to be duly given when delivered if delivered by courier or certified mail, postage prepaid; or when sent, if transmitted by telex or facsimile transmission (receipt automatically confirmed) during normal business hours of recipient.

15.   GENERAL

15.1 This Agreement (which includes the content of all schedules hereto) embodies and sets forth the entire agreement and understanding of the parties and supersedes all prior oral or written agreements, understandings or arrangements relating to the subject matter of this Agreement. Neither party shall be entitled to rely on any agreement, understanding or arrangement which is not expressly set forth in this Agreement.

15.2 This Agreement shall not be amended, modified, varied or supplemented except in writing signed by duly authorised representatives of the parties.

15.3 In the event that either party requires the other party to execute any further document which may be reasonably required for the purpose of recording or memorialising any licence granted hereunder, the party receiving such request shall promptly execute such further document provided that the terms of such document are substantially similar to the terms of the licence granted herein and do not operate to modify, amend or supplement in any way the terms of the licence granted herein.

15.4 No failure or delay on the part of either party hereto to exercise any right or remedy under this Agreement shall be construed or operated as a waiver thereof nor shall any single or partial exercise of any right or remedy under this Agreement preclude the exercise of any other right or remedy or preclude the further exercise of such right or remedy as the case may be. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

15.5 Any announcement, disclosure or publicity relating to a Typhoid Project or the contents of this Agreement shall not be made by either party hereto without first obtaining the written approval of the other. Nothing shall restrict a party from making any disclosure of a Typhoid Project or the contents of this Agreement as required by law or regulation, nor, in response to third party enquiries, from acknowledging the existence of this Agreement as a development agreement in respect of attenuated strains of Salmonella Typhi for human vaccines.

15.6 Nothing herein shall constitute the relationship of employer and employee or any partnership, and it is expressly agreed that neither party hereto will hold itself out as an agent of the other party.

15.7 This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto, any rights or remedies under or by reason of this Agreement.

15.8 The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and the Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, upon the request of either party hereto, the parties to this Agreement shall add, in lieu of such invalid or unenforceable provisions, provisions as similar in terms to such invalid or unenforceable provisions may be possible and legal, valid and enforceable.

15.9 The captions to the clauses contained in this Agreement are for reference only, they do not form a substantive part of this Agreement, and shall not restrict or enlarge any substantive provision of this Agreement.

15.10 This Agreement may be executed in any number of counterparts, each of which shall be considered an original but all of which shall constitute the Agreement by and among the parties.

16.   INDEMNITY

      (a)   []*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

            []*

      (b)   []*

      (c)   []*

      (d)   []*

      (e)   []*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

      (f)   []*

Signed by their duly authorised representatives to be effective as of 20th September 1994.

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

                                 SCHEDULE 1(a)

               Background Intellectual Property Rights of Medeva

Schedule 1(a) - Medeva's Background Intellectual Property Rights

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

                                  SCHEDULE 1(b)

              Background Intellectual Property Rights of University

      []*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

                                  SCHEDULE 2(a)

                   Background Technical Information of Medeva

                                       []*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

                                  SCHEDULE 2(b)

                 Background Technical Information of University

      []*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

                                   SCHEDULE 3

                         Research Programme and Budget

                   INVESTIGATIONAL PLAN FOR CLINICAL STUDIES
                      OF []*

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

CENTER FOR VACCINE DEVELOPMENT
MEDEVA PLC

CLINICAL STUDIES WITH []*
ROLLUP OF COSTS, BY YEAR

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

CENTER FOR VACCINE DEVELOPMENT
MEDEVA PLC

CLINICAL STUDIES WITH []*
TABLE 1a, CORE COSTS, []*

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

CENTER FOR VACCINE DEVELOPMENT
MEDEVA PLC

CLINICAL STUDIES WITH []*
TABLE 1b, CORE COSTS, []*

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

CENTER FOR VACCINE DEVELOPMENT
MEDEVA PLC

CLINICAL STUDIES WITH []*
TABLE 1c, CORE COSTS, []*

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

CENTER FOR VACCINE DEVELOPMENT
MEDEVA PLC

CLINICAL STUDIES WITH []*
TABLE 3a, CORE COSTS, []*

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

CENTER FOR VACCINE DEVELOPMENT
MEDEVA PLC

CLINICAL STUDIES WITH []*
TABLE 2b, CORE COSTS, []*

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

CENTER FOR VACCINE DEVELOPMENT
MEDEVA PLC

CLINICAL STUDIES WITH []*
TABLE 2c, CORE PERSONNEL COSTS, []*

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

CENTER FOR VACCINE DEVELOPMENT
MEDEVA PLC

CLINICAL STUDIES WITH []*
TABLE  , []*

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

CENTER FOR VACCINE DEVELOPMENT
MEDEVA PLC

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

                                 SCHEDULE 4(a)

                    Third Party Arrangements known to Medeva

Arrangements pursuant to which third party rights arise in respect of Background Intellectual Property Rights and Background Technical Information:-

6.3(a) - Medeva

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

                                 SCHEDULE 4(b)

                  Third Party Arrangements known to University

                                       []*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

                                   SCHEDULE 5

                          Materials Release Agreement

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

                                   SCHEDULE 6

                       Confidential Disclosure Agreement

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

                                   SCHEDULE 7

                        Adverse conditions to be covered


Coverage

[]*

Conditions

[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

For and on behalf of MEDEVA PLC
                                                           Date: Sept. 8th, 1994

/s/ R.S. Harris
-------------------------------------------

               R.S. Harris                  (Name)
-------------------------------------------

               Director                     (Title)
-------------------------------------------


For and on behalf of UNIVERSITY OF MARYLAND AT BALTIMORE
                                                           Date: 9.20; 1994

/s/ DAVID J RAMSAY DM
-------------------------------------------

DAVID J RAMSAY DM; DPhil                    (Name)
-------------------------------------------

President                                   (Title)
-------------------------------------------


                                       47